UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                           Date of Event: May 22, 2003
                        (date of earliest event reported)


                   Diversified Financial Resources Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



        000-22373                          58-2027283
 (Commission File Number)     (IRS Employer Identification Number)

                1771 - Wolviston Way, San Diego, California 92154
                    (Address of principal executive offices)

                                 (619) 575-7041
              (Registrant's telephone number, including area code)







ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

 On May 20, 2003, Diversified Financial Resources Corporation (DFRC) entered into an Offshore Stock Purchase Agreement (the "Agreement") with The Sukumo Group, Inc., a Japanese corporation (Sukomo). All shares of DFRC's common stock have been adjusted to reflect a 1 for 200 reverse split or reclassification. Furthermore, all references to DFRC's stock price reflect the 1 for 200 reverse split or reclassification.

 Pursuant to the Agreement Sukumo has the right to purchase up to 10,000,000 shares of DFRC pursuant to Regulation S of the Securities Act of 1933 at a purchase price equivalent to 15% of the bid price per share on the day that DFRC receives payment from Sukomo for the specified number of shares to be reflected in written buy orders sent to DFRC or its designee.

 The Agreement calls for DFRC to deliver a certificate in the amount of 10,000,000 shares of it restricted common stock (Certificate) to a designated escrow agent within 14 days of the day the Agreement was executed. Sukomo will only be deemed to have voting control or the power to dispose of that portion of the shares of common stock that will be released at the direction of Sukomo upon payment being rendered in U.S. dollars to DFRC or a designated third party escrow agent.

 It is anticipated that subsequent to the delivery of the Certificate representing such shares, Sukomo will begin drawing against the Certificate at Sukomo's discretion, excepting that at no time will Sukomo have direct or indirect beneficial ownership of more than 9.9% of the total issued and outstanding shares of DFRC. Sukomo may at its option resell the shares to its clients in compliance with Regulation S or hold such shares for their own account.

 In the event Sukomo acts as a selling agent with respect to reselling the DFRC shares, Sukomo is responsible for disclosing any mark ups, commissions or other consideration Sukomo or its representatives receives directly or indirectly as a result of reselling the DFRC shares.

 In any event, DFRC will only receive 15% of the proceeds from any such resales of up to 10,000,000 shares. As of the date of this filing, DFRC's best bid price was $1.68. The bid price of DFRC is subject to change based upon market fluctuations. Accordingly, the net dollar amount DFRC receives could fluctuate significantly if the market price of DFRC's common stock rises or falls substantially.

Select Representations Made by Sukomo
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Under the terms of the Agreement Sukomo has represented the following:

         Federal and State Securities Laws. Sukumo knows and understands the laws passed by the Federal Governments of the countries wherein they will resale the shares issued to Sukumo under this agreement and the accompanying rules and regulations propagated by the Securities and Exchange Commissions of those countries and the corresponding laws passed by the different counties and states' Securities divisions wherein Sukumo conducts its business. Sukumo expressly warrants and represents to DFRC that at all times during the term of this agreement that they shall abide by all Federal, County and State securities laws, rules and regulations of the United States of America or any other country wherein Sukumo conducts its business. Further, Sukumo agrees and warrants that it shall in no manner compromise DFRC by the violation of any such laws, rules or regulations. Sukumo understands that DFRC will abide by the securities laws and that

                                                         2


         DFRC expects Sukumo to abide by the securities laws. If Sukumo fails to abide by any such law, this agreement shall immediately be terminated and DFRC shall no longer be bound by the terms hereof.

         Representations to Sukumo's Clients. Sukumo agrees that all representations made by it, its sales agents, brokers, dealers, customer service representatives or any other agent of Sukumo who solicits the purchase of these securities by an investor shall be complete and accurate and shall contain only the information that is available to the market places. Sukumo shall not disseminate any information to its clients that is not completely accurate and factual. If Sukumo becomes aware that any of its sales representatives are disseminating information that is not completely accurate, Sukumo shall take all necessary steps to prevent further dissemination of the information and shall take all necessary steps to correct the information with the investors to whom the information has been passed.

General Overview of Regulation S

Regulation S provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Securities Act of 1933, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the "issuer safe harbor"), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates who are not officers or directors, and persons acting on behalf of any of the forgoing (the "resale safe harbor"). An offer, sale or resale of securities that satisfied all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S. The distribution compliance period for shares sold in reliance on Regulation S is one year.

DFRC has complied with the requirements of Regulation S by having no directed selling efforts made in the United States, by selling only to buyers who were outside the United States at the time the buy orders originated, ensuring that each person is a non-U.S. person with address in a foreign country and having each person make representation to DFRC certifying that he or she is not a U.S. person and is not acquiring the Securities for the account or benefit of a U.S. person other than persons who purchased Securities in transactions exempt from the registration requirements of the Securities Act; and also agrees only to sell the Securities in accordance with the registration provisions of the Securities Act or an exemption therefrom, or in accordance with the provisions of the Regulation.

Legend

DFRC's transfer agent has been advised to placed the following legend on each certificate representing shares of DFRC being sold in conjunction with the
Agreement:

These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act, applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time. All offers and sales of the herein-described securities by non-U.S. persons before the expiration of a period commencing on the date of the closing of this offering and ending one year thereafter shall only be made in compliance with Regulation S, pursuant to registration under the Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made

                                                         3


only pursuant to registration or an exemption from registration. Hedging transactions involving these securities may not be conducted unless in compliance with the Act.


Limited Market for Common Stock.

There is currently a limited trading market for our shares of common stock, and there can be no assurance that a more substantial market will ever develop or be maintained. Any market price for shares of common stock of DFRC is likely to be very volatile, and numerous factors beyond our control may have a significant adverse effect. In addition, the stock markets generally have experienced, and continue to experience, extreme price and volume fluctuations which have affected the market price of many small capital companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may also adversely affect the market price of our common stock. Further, there is no correlation between the present limited market price of our common stock and our revenues, book value, assets or other established criteria of value. The present limited quotations of our common stock should not be considered indicative of the actual value of DFRC or our common stock.

Risks of Penny Stock.

DFRC's common stock (OTC BB: DFRC) may be deemed to be "penny stock" as that term is defined in Rule 3a51-1 of the Securities and Exchange Commission. Penny stocks are stocks (i) with a price of less than $5.00 per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ-listed stocks must still meet requirement (i) above); or (iv) in issuers with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average sales of less than $6,000,000 for the last three years. There has been a limited public market for our common stock during the last five years. There is no assurance that the current price level will continue, as there has thus far been low volume, and our stock may be deemed to be penny stock at any time. Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 of the Securities and Exchange Commission require broker/dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in our common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be a "penny stock."

Moreover, Rule 15g-9 of the Securities and Exchange Commission requires broker/dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stocks to that investor. This procedure requires the broker/dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker/dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for investors in our common stock to resell their shares to third parties or to otherwise dispose of them.


                                                         4


ITEM  7.          FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included as part of this report:

EXHIBIT           PAGE
NO.               NO.      DESCRIPTION

10(i)             6        Offshore Stock Purchase Agreement dated May 20, 2003, between DFRC and The
                           Sukomo Group, Inc.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         5


Diversified Financial Resources Corporation


Signature                                                               Date


  /s/ John Chapman
John R. Chapman                                                         May 22, 2003
as CEO, President and Director

































                                                         6


EXHIBIT 10(i)

These securities have not been registered with the United States Securities and Exchange Commission or the securities commission of any state because they are believed to be exempt from registration under Regulation S promulgated under the Securities Act of 1933, as amended (the "Act"). The foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. This subscription agreement shall not constitute an offer to sell nor a solicitation of an offer to buy the securities in any jurisdiction in which such offer or solicitation would be unlawful.

These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act, applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time. All offers and sales of the herein-described securities by non-U.S. persons before the expiration of a period commencing on the date of the closing of this offering and ending one year thereafter shall only be made in compliance with Regulation S, pursuant to registration under the Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made only pursuant to registration or an exemption from registration. Hedging transactions involving these securities may not be conducted unless in compliance with the Act.


                                         OFFSHORE STOCK PURCHASE AGREEMENT

         This Offshore Stock Purchase Agreement (the "Agreement") is entered into this 20th day of May, 2003 (the "Effective Date"), by and between Diversified Financial Resources Corporation, a Delaware corporation ("Diversified") and The Sukumo Group, Inc. ("Sukumo"), a Japanese corporation.

WHEREAS, Sukumo desires to purchase up to Ten Million (10,000,000) shares of restricted common stock of Diversified (the "Shares"); and

WHEREAS, Diversified agrees to deliver the Shares for the Consideration (as defined below) to be paid by Sukumo, subject to the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Purchase and Sale. On the basis of the representations and warranties herein contained, subject to the terms and conditions set forth herein, Sukumo hereby agrees to purchase the Shares at a purchase price of 15% of the Bid price per share on the day that Diversified receives payment from Sukumo for the specific number of shares purchased to be reflected in written buy orders sent to Diversified or its designee ("Consideration"), and Diversified hereby agrees to sell the Shares to Sukumo for such Consideration.

2.       Closing.  The closing of the purchase and sale contemplated by this Agreement (the "Closing")
         shall occur upon the transfer of the Consideration to the Diversified Escrow Account specified by
         Diversified (the "Escrow Account").  Diversified shall deliver the Shares to Sukumo  physically

                                                         7


         delivering certificates representing the shares to the Escrow Agent, within 14 days of the signing of this agreement by the parties hereto.

         A.       Transactions and Document Exchange at Closing.  Prior to or at the Closing, the
                  following transactions shall occur and documents shall be exchanged, all of which shall be deemed to occur simultaneously: (1) by Sukumo : Sukumo shall deliver, or cause to be delivered, to Diversified  : (a) the balance of the Consideration (if any); and (b) such other documents, including a signed Subscription Agreement, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this
                  Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by Diversified in furtherance of the intent of this Agreement; (2) by Diversified
                  : Diversified  shall deliver , or cause the following to be delivered, to Sukumo: (a) the
                  Shares; and (b) such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by
                  Sukumo in furtherance of the intent of this Agreement.

         B.       Post -Closing Documents.  From time to time after the Closing, upon the reasonable request of any party, the party to whom the request is made shall deliver such other and further documents, instruments, and/or certificates as may be necessary to more fully vest in the requesting party the Consideration or the Shares as provided for in this Agreement, or to enable the requesting party to obtain the rights and benefits contemplated by this
                  Agreement.

         C.       Payment. Sukumo will ensure that all payments are forwarded to the Escrow Account.
                  Diversified  will supply Sukumo with the Escrow Account's banking co-ordinates within
                  7 days of the authorization of this agreement.

3. Any Resale Shall Be Made Pursuant to Rule 904 of Regulation S. Sukumo and Diversified both understand and agree that the repurchase and/or resale of securities provided for herein shall only be made pursuant to the provisions of Rule 904 of Regulation of the Securities Act of 1993.

         A.       Sukumo shall not offer or sell any of the securities except in an off-shore transaction, with no directed selling efforts in the United States or any person acting in Sukumo's behalf; and

         B.       Neither Sukumo nor any of its agents or affiliates acting on its behalf shall knowingly sell to a U.S. person.

         C. If Sukumo or any person acting on its behalf knows that a purchaser is a dealer, as defined in the Securities Act of 1933, or is a person receiving a selling concession, fee or other remuneration in respect of the securities sold Sukumo or any person action on its behalf shall send to the purchaser a confirmation or other notice stating that the seucrities may be offered and sold during the distribution compliance period only in accordance with the provisions of Regulation S, pursuant to registration of the securities, or pursuant to an available exemption from registration requirements.


                                                         8


         D.       Dealer. If Sukomo acts as a dealer they will comply with 3C. above.

         E.       Investment Risk.  Because of Diversified's financial position and other factors as disclosed in Diversified's business plan (which Sukumo represents it has received and reviewed), the transaction contemplated by this Agreement may involve a high degree of financial risk, including the risk that one or both parties may lose its entire investment, and both parties hereby agree that they have each undertaken an independent evaluation of the risks associated with the Shares, and both parties understand those risks and are willing to accept the risk that they may be required to bear the financial risks of this investment for an indefinite period of time.

         F.       Access to Information. Sukumo and Diversified  and their advisors have been afforded the opportunity to discuss the transaction with Diversified and accounting professionals and to examine and evaluate the financial impact of the sale and exchange contemplated herein. Sukumo has received and reviewed Diversified's business plan.

4.       Representations and Warranties of Sukumo: Sukumo hereby covenants and represents and warrants to Diversified  that:

         A. Organization. Sukumo is a corporation validly existing and in good standing under the laws of Japan, with the power and authority to carry on its business as now being conducted. The execution and delivery of this Agreement and the consummation of the transaction contemplated in this Agreement have been, or will be prior to Closing, duly authorized by all requisite corporate action on the part of Sukumo. This Agreement has been duly executed and delivered by Sukumo and constitutes a binding and enforceable obligation of Sukumo.

         B.       Third Party Consent.  No authorization, consent, or approval of, or registration or filing with, any governmental authority or any other person is required to be obtained or made by Sukumo in connection with the execution, delivery, or performance of this Agreement or the transfer of the Shares, or if any such is required, Sukumo will have or will obtain the same prior to Closing.

         C.       Litigation. Sukumo is not a defendant against whom a claim has been made or a judgment rendered in any litigation or proceedings before any local, state, or federal government, including but not limited to the United States, or any department, board, body, or agency thereof.

         D.       Authority.  This Agreement has been duly executed by Sukumo, and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in, any agreement, instrument, judgment, order, or decree to which Sukumo is a party or to which the Consideration is subject.

         E.       Offshore Transaction.  Sukumo represents and warrants to Diversified as follows: (i)
                  Sukumo   is not a "U.S. person" as that term is defined in Rule 902 of Regulation S; (ii)
                  Sukumo is not, and on the Closing date will not be, an affiliate of Diversified ; (iii) at the execution of this Agreement, as well as the time this transaction is or was due, Sukumo was outside the United States, and no offer to purchase the Shares was made in the
                  United States; (iv) Sukumo represents that all offers and subsequent sales of the Shares

                                                         9


                  shall not be made to U.S. persons unless the Shares are registered or a valid exemption from registration can be relied on under applicable U.S. state and federal securities laws; (v) Sukumo is not a distributor or dealer; (vi) the transactions contemplated hereby have not been and will not be made on behalf of any U.S. person or pre-arranged by Sukumo with a purchaser located in the United States or a purchaser which is a U.S. person, and such transactions are not and will not be part of a plan or scheme to evade the registration provisions of the Act; (vii) all offering documents received by Sukumo include statements to the effect that the Shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. Persons (other than distributors as defined in Regulation S) during the Restricted Period unless the Shares are registered under the Securities Act of 1933 or an exemption from registration is available.

                  The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance by Diversified of Sukumo's purchase, and shall survive thereafter. If Sukumo has knowledge, prior to the acceptance of this Offshore Stock Purchase Agreement by Diversified , that any such representations and warranties shall not be true and accurate in any respect, Sukumo prior to such acceptance, will give written notice of such fact to Diversified specifying which representations and warranties are not true and accurate and the reasons therefor.

                  Sukumo agrees to fully indemnify, defend and hold harmless Diversified, its officers, directors, employees, agents and attorneys from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorney's fees and expenses, which may result from a breach of Diversified's representations, warranties and agreements contained herein.

         F.       Accredited Investor.  Sukumo is an accredited investor as that term is defined in Rule
                  501(a) of Regulation D promulgated under the Act.  Sukumo further represents and warrants that the information as disclosed in the Subscription Agreement  attached hereto is true and correct.


         G. Directed Selling Efforts. Sukumo will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares sold hereunder. To the best of its knowledge, neither Sukumo nor any person acting for Sukumo has conducted nor will conduct any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

         H.       Independent Investigation; Access.  Sukumo, in electing to purchase the Shares herein based upon and has relied solely upon an independent investigation made by it and its representatives.  Sukumo has been given no oral or written representation or warranty
                  from Diversified other than as set forth in this Agreement.   Sukumo and its
                  representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material books and records of Diversified, all material contracts and documents relating to Diversified and this offering and an opportunity to ask questions
                  of, and to receive answers from, Diversified   or any officer of Diversified acting on its
                  behalf concerning Diversified  and the terms and conditions of this offering.  Sukumo and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of Diversified and materials relating to

                                                        10


                  the offer and sale of the Shares which have been requested. Sukumo and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

         H.       No Government Recommendation or Approval.  Sukumo understands that no United
                  States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Shares, or this transaction.

         I.       No Formation or Membership in "Group."  Sukumo is not part of a "group" as that term is defined under the Act. Sukumo is not, and does not intend to become, included with two or more persons acting as a partnership, syndicate, or other group for the purpose of acquiring, holding or disposing of securities of Diversified.

         J.       Hedging Transactions. Sukumo hereby agrees not to engage in any hedging transactions involving the securities described herein unless in compliance with the Act and
                  Regulation S promulgated thereunder.

5.       Conditions Precedent to Diversified's Closing.  All obligations of Diversified   under his
         Agreement, and as an inducement to Diversified to enter into this Agreement, are subject to
         Sukumo's covenants and agreements to each of the following:

         A.       Acceptance of Documents.  All instruments and documents delivered to Diversified and Sukumo pursuant to this Agreement or reasonably requested by Diversified to verify the representations and warranties of Sukumo herein, shall be satisfactory to Diversified and its counsel.

         B.       Representations and Warranties.  The representations and warranties by Sukumo and
                  Diversified set forth in this Agreement shall be true and correct at and as of the Closing date, with the same force and effect as though made at and as of the date hereof, except for changes permitted or contemplated by this Agreement.

         C.       No Breach or Default.  Sukumo and Diversified shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

6. Termination. This Agreement may be terminated at any time prior to the date of Closing by either party if (a) there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement, and which in the judgment of such party giving notice to terminate and based upon the advice of Diversified or Sukumo's counsel makes it inadvisable to proceed with the transaction contemplated by this Agreement, or (b) if this Agreement has not been approved and properly executed by the parties by April 15, 2003.

7. Restrictive Legend. Sukumo agrees that the Shares shall bear a restrictive legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving those securities may not be conducted unless in compliance with the Act.


                                                        11


8. Diversified's Obligation to Refuse Transfer. Pursuant to Regulation S promulgated under the Act, Diversified hereby agrees to refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

9.       Federal and State Securities Laws.      Sukumo knows and understands the laws passed by the
         Federal Governments of the countries wherein they will resale the shares issued to Sukumo under this agreement and the accompanying rules and regulations propagated by the Securities and
         Exchange Commissions of those countries and the corresponding laws passed by the different counties and states' Securities divisions  wherein Sukumo conducts its business.  Sukumo expressly warrants and represents to Diversified that at all times during the term of this agreement that they shall abide by all Federal, County and State securities laws, rules and regulations of the
         United States of America or any other country wherein Sukumo conducts its business.  Further,
         Sukumo agrees and warrants that it shall in no manner compromise Diversified by the violation of any such laws, rules or regulations.  Sukumo understands that Diversified will abide by the securities laws and that Diversified expects Sukumo to abide by the securities laws also.  If
         Sukumo fails to abide by any such law, this agreement shall immediately be terminated and
         Diversified shall no longer be bound by the terms hereof.

10.      Representations to Sukumo's Clients.        Sukumo agrees that all representations made by it, its
         sales agents, brokers, dealers, customer service representatives or any other agent of Sukumo who solicits the purchase of these securities by an investor shall be complete and accurate and shall contain only the information that is available to the market places.  Sukumo shall not disseminate any information to its clients that is not completely accurate and factual.  If Sukumo becomes aware that any of its sales representatives are disseminating information that is not completely accurate, Sukumo shall take all necessary steps to prevent further dissemination of the information and shall take all necessary steps to correct the information with the investors to whom the information has been passed.

11.      Miscellaneous.

         A.       Authority.  The officers of Sukumo and Diversified by executing this Agreement areduly authorized to do so, and each party has taken all action required for valid execution.

         B.       Notices.  Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, or by express mail service substantially equivalent to Federal Express, addressed as follows:

                  To Sukumo                                   The Sukumo Group, Inc.
                                                              Otemachi First Square East
                                                              Tower 4 F 1-5-1
                                                              Otemachi, Chiyoda-KU
                                                              Tokyo, Japan 100-0004

                  To Diversified                               1771 Wolviston Way
                                                               San Diego, CA 92154
                                                               (619) 575-7904


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         C.       Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto.

         D.       Severability.  If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

         E.       Assignment.  None of the parties hereto may assign this Agreement without the express written consent of the other parties and any approved assignment shall be binding on and inure to the benefit of such successor or, in the event of death or incapacity, on assignor's heirs, executors, administrators, representatives, and successors.

         F.       Applicable Law. This Agreement has been negotiated and is being contracted for in the
                  United States of America, State of Utah.  It shall be governed by and interpreted in accordance with the  the laws of the United States of America and the State of Utah, regardless of any conflict-of-law provision to the contrary.  Any dispute arising out of this Agreement shall be brought in a court of competent jurisdiction in the State of Utah..
                  The parties expressly consent to the personal jurisdiction of the above-identified courts.
                  The parties agree to exclude and waive any statute, law or treaty which allows or requires any dispute to be decided in another forum or by rules of decision other than as provided in this Agreement.

         G.       Attorney's Fees.  If any action or other proceeding (including but not limited to binding arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney's fees
                  (including for appeals and collection and including the actual cost of in-house counsel, if any) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

         H. Counterparts and Facsimile. This Agreement may be executed in any number of identical counterparts (except as to signature only), each of which may be deemed an original for all purposes. A fax, telecopy or other reproduction of this instrument may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

         IN WITNESS WHEREOF, the parties have execute this agreement below.

         The Sukumo Group, Inc.                                   Diversified Financial Resources Corporation



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         By:  /s/ Michael Newman                                             By: /s/ John Chapman





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